SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 6, 1996
                                                 -----------


                             Newcor, Inc.
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)



   Delaware                1-5985                38-0865770
- ---------------         -------------        -------------------
(State or other         (Commission            (IRS Employer
 jurisdiction)           File Number)        Identification No.)



1825 S. Woodward Avenue, Suite 240, Bloomfield Hills, MI    48302
- --------------------------------------------------------  ----------
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code (810) 253-2400
                                                   --------------



- -------------------------------------------------------------
(Former name or former address, if changed since last report)
ITEM 2     Acquisition or Disposition of Assets.
- ------     -------------------------------------

On May 6, 1996, Newcor sold the business and certain assets of its Wilson Automation division (Wilson) to ABB Flexible Automation, a unit of ABB (Asea Brown Boveri). Wilson designs and manufactures engine, transmission, and axle assembly systems. All receivables, the land and building, and certain other liabilities were retained by Newcor. The purchase price approximated the net asset value of the assets purchased and was determined through arm's length negotiations.


ITEM 7    Financial Statements and Exhibits.
- ------    ----------------------------------
Item 7.b. Pro forma financial information.

                             NEWCOR, INC.
     PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT (UNAUDITED)
                FOR THE QUARTER ENDED JANUARY 31, 1996
           (Amounts in thousands, except per share amounts)

                                             Sale of
                                              Wilson        Pro-Forma
                            Newcor, Inc.  Automation     Consolidated
                            ------------  ----------     ------------
Sales                           $ 28,343   $ (5,083)  (a)    $ 23,260
Cost of sales                     23,050    (5,125)   (a)      17,925
                                --------    --------         --------
Gross margin                       5,293          42            5,335
SG&A expenses                      4,233     (1,063)  (a)       3,170
                                --------    --------         --------
Operating income                   1,060       1,105            2,165
Other income (expense):
  Interest expense                 (482)          64  (b)       (418)
  Other                              152          80  (c)         232
                                --------    --------         --------
Income before income taxes           730       1,249            1,979
Provision for income taxes           255         437  (d)         692
                                --------    --------         --------
Net income                      $    475    $    812         $  1,287
                                ========    ========         ========

Amounts per share of common stock:
  Net income                    $   0.10                     $   0.27
  Dividends                     $   0.05                     $   0.05


Weighted average common shares outstanding for the period:  4,679.



                   See notes to unaudited pro-forma
              condensed consolidated financial statements
                             NEWCOR, INC.
     PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT (UNAUDITED)
                  FOR THE YEAR ENDED OCTOBER 31, 1995
           (Amounts in thousands, except per share amounts)

                                             Sale of
                                              Wilson        Pro-Forma
                            Newcor, Inc.  Automation     Consolidated
                            ------------  ----------     ------------
Sales                          $ 116,630  $ (26,457)  (a)    $ 90,173
Cost of sales                     98,304   (24,749)   (a)      73,555
                               ---------   ---------         --------
Gross margin                      18,326     (1,708)           16,618
SG&A expenses                     15,468     (3,666)  (a)      11,802
                               ---------   ---------         --------
Operating income                   2,858       1,958            4,816
Other income (expense):
  Interest expense               (1,910)         406  (b)     (1,504)
  Other                              310         320  (c)         630
                               ---------   ---------         --------
Income before income taxes         1,258       2,684            3,942
Provision for income taxes           377         962  (d)       1,339
                               ---------   ---------         --------
Net income                     $     881   $   1,722         $  2,603
                               =========   =========         ========


Amounts per share of common stock:
  Net income                   $    0.19                     $   0.56
  Dividends                    $    0.20                     $   0.20



Weighted average common shares outstanding for the period:  4,679.




                   See notes to unaudited pro-forma
              condensed consolidated financial statements
                             NEWCOR, INC.
      PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
                        AS OF JANUARY 31, 1996
                        (Amounts in thousands)

                                             Sale of
                                              Wilson        Pro-Forma
                            Newcor, Inc.  Automation     Consolidated
                            ------------  ----------     ------------
ASSETS:
Current Assets:
  Cash and equivalents          $     24    $      -        $      24
  Accounts receivable             25,593           -           25,593
  Costs and estimated earnings
    in excess of related billings
    on uncompleted contracts       5,858     (2,685)  (a)       3,173
  Inventories                      6,016           -            6,016
  Other current assets             2,177       1,800  (b)       3,977
                                --------    --------         --------
Total current assets              39,668       (885)           38,783
                                --------    --------         --------
Property, plant & equipment       47,286     (2,742)  (a)      44,544
Accumulated depreciation          20,669     (1,975)  (a)      18,694
                                --------    --------         --------
  Net PP&E                        26,617       (767)           25,850
                                --------    --------         --------
Other long-term assets            16,120       (266)  (c)      15,854
                                --------    --------         --------
TOTAL ASSETS                    $ 82,405   $ (1,918)         $ 80,487
                                ========    ========         ========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Current liabilities:
  Accounts payable              $  8,017   $ (1,679)  (a)    $  6,338
  Other accrued liabilities        7,648       3,000  (d)      10,648
                                --------    --------         --------
Total current liabilities         15,665       1,321           16,986
Long-term debt                    31,400       (739)  (g)      30,661
Postretirement benefits & other    9,190       1,000  (e)      10,190
                                --------    --------         --------
Total liabilities                 56,255       1,582           57,837
                                --------    --------         --------
Shareholders' equity:
  Common stock                     4,679           -            4,679
  Capital in excess of par           395           -              395
  Unfunded pension liability       (536)           -            (536)
  Retained earnings               21,612     (3,500)  (f)      18,112
                                --------    --------         --------
Total shareholders' equity        26,150     (3,500)           22,650
                                --------    --------         --------
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY          $ 82,405   $ (1,918)         $ 80,487
                                ========    ========         ========

                   See notes to unaudited pro-forma
              condensed consolidated financial statements
                             NEWCOR, INC.
                     NOTES TO UNAUDITED PRO FORMA
              CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

A.   BASIS OF COMBINATION.

On May 6, 1996, Newcor sold the business and certain assets of its Wilson Automation division to ABB Flexible Automation. All receivables, the land and building, and certain other liabilities were retained by Newcor. The building is being leased to ABB. The pro forma condensed consolidated financial statements show the income statement and balance sheet amounts that Newcor originally reported in the applicable 10-K and 10-Q, the effect of the sale of the Wilson Automation division, and the resulting pro forma amounts. Income statement information is being provided for the first quarter of 1996 and the full year ended October 31, 1995 on the basis that Wilson was sold as of the beginning of the period being presented. The balance sheet information being provided is as of January 31, 1996 on the basis that Wilson was sold on January 31, 1996.

B.   PRO FORMA INCOME STATEMENT ADJUSTMENTS:

The following adjustments were made to the condensed consolidated income statement to arrive at the pro forma income statement:

     (a)  To eliminate the results of operations at Wilson Automation.

     (b) To eliminate a portion of consolidated interest expense. The amount eliminated was determined by multiplying consolidated interest expense by the portion of total net assets related to Wilson Automation.

     (c) To add the income related to leasing the building to ABB Flexible Automation.

     (d)  To eliminate the tax effect of items (a) through (c).


C.   PRO FORMA BALANCE SHEET ADJUSTMENTS:

The following adjustments were made to the condensed consolidated balance sheet to arrive at the pro forma balance sheet:

     (a)  To eliminate the balance sheet items purchased by ABB
          Flexible Automation.

     (b) To record deferred federal income taxes related to the loss on the sale of Wilson.

     (c)  To eliminate the net goodwill related to Wilson Automation.

     (d) To record accruals for employee separation costs, anticipated operating losses at Wilson between the measurement date
          (March 31, 1996) and disposal date, and additional liabilities related to contracts for which Newcor has retained the responsibility and liabilities.

     (e) To record additional reserve related to the curtailment of the pension plan.

     (f)  To record the loss on the sale of Wilson.

     (g) To reduce long-term debt by the net effect of items (a) through (f).


Item 7.c. Exhibits:

     None.




                              SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Newcor, Inc.
                                                 ------------
                                                 (Registrant)


Date    May 21, 1996                     /s/ John Garber
        ----------------                ----------------------------
                                             John Garber
                                             Vice President-Finance